                                                                  EXHIBIT 99.2



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  SCHEDULE 13D

                   UNDER THE SECURITIES EXCHANGE ACT OF 1934

                        (AMENDMENT NO.      1        )*
                                      ---------------

                             Enviroq Corporation
--------------------------------------------------------------------------------
                               (Name of Issuer)

                    Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
                        (Title of Class of Securities)


                                29409M107
                                ---------
                              (CUSIP Number)

William J. Long, 100 Union Hill Drive, Suite 100, Birmingham, Alabama  35202
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(205) 251-2400
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(Name, Address and Telephone Number of Person Authorized to Receive Notices and
 Communications)

                                March 1, 1996
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           (Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3)or(4), check the following box. [ ]

Check the following box if a fee is being paid with this statement [ ]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7).

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter the disclosures provided in a prior cover page.

The information required in the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

  CUSIP No. 29409M107                 13D                PAGE  2  OF 18  PAGES
            ---------                                        -----  -----
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   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                                      SCE, Incorporated
                                      63-6012699

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      Alabama

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                     7   SOLE VOTING POWER
                                0

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                294,900 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                0
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                294,900 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             294,900 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             29.2%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             CO

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  3  OF 18  PAGES
            ---------                                        -----  -----
--------------------------------------------------------------------------------
   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  Sullivan, Long % Hagerty, Inc.

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      Alabama

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                9,318 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                294,900 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                9,318 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                294,900 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             304,218 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.1%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*        CO

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  4  OF 18  PAGES
            ---------                                        -----  -----
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   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  Charles A. Long, Jr.
                  ###-##-####

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      United States of America

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                1,680 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                308,224 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                1,680 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                308,224 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             309,904 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.7%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             IN

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

  CUSIP No. 29409M107                 13D                PAGE  5  OF 18  PAGES
            ---------                                        -----  -----
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   1  NAME OF REPORTING PERSON
      S.S. or I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
                  William J. Long

--------------------------------------------------------------------------------
   2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
                                                                        (a)  [ ]

                                                                        (b)  [x]
--------------------------------------------------------------------------------
   3  SEC USE ONLY

--------------------------------------------------------------------------------
   4  SOURCE OF FUNDS*
             OO

--------------------------------------------------------------------------------
   5  CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO   [ ]
      ITEMS 2(d) OR 2(e)

--------------------------------------------------------------------------------
   6  CITIZENSHIP OR PLACE OF ORGANIZATION
      United States of America

--------------------------------------------------------------------------------
                     7   SOLE VOTING POWER
                                2,669 shares

--------------------------------------------------------------------------------
                     8   SHARED VOTING POWER
                                307,232 shares
     NUMBER OF
      SHARES         -----------------------------------------------------------
   BENEFICIALLY      9   SOLE DISPOSITIVE POWER
   OWNED BY EACH                2,669 shares
     REPORTING
      PERSON         -----------------------------------------------------------
       WITH          10  SHARED DISPOSITIVE POWER
                                307,232 shares

--------------------------------------------------------------------------------
  11  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
             309,901 shares

--------------------------------------------------------------------------------
  12  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]

--------------------------------------------------------------------------------
  13  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW 11
             30.7%

--------------------------------------------------------------------------------
  14  TYPE OF REPORTING PERSON*
             IN

--------------------------------------------------------------------------------

                      *SEE INSTRUCTION BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

         This Amendment No. 1 amends and supplements the statement on Schedule 13D filed with the Securities and Exchange Commission on April 28, 1995, with respect to the common stock, par value $.01 per share, of Enviroq Corporation, a Delaware corporation (the "Issuer").


ITEM 2.  IDENTITY AND BACKGROUND.

         CHARLES A. LONG, JR.

         (a) The name of the person filing this statement is Charles A. Long, Jr., who is a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc., and is also a Director of Long Enterprises, Inc.;

         (c) The principal occupation of Charles A. Long, Jr. is serving as a Director of Sullivan, Long & Hagerty, Inc. and of its wholly-owned subsidiary, SCE, Incorporated. Mr. Long also acts as a consultant to SCE, Incorporated and Sullivan, Long & Hagerty, Inc. Sullivan, Long & Hagerty, Inc. and SCE, Incorporated are principally involved in the general construction business and the address for both corporations is 801 5th Avenue North, Birmingham, Alabama 35203;

         WILLIAM J. LONG

         (a) The name of the person filing this statement is William J. Long, who is the Chairman of the Board of Directors of each of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc., and is Vice President and a Director of Long Enterprises, Inc. Mr. Long is no longer an officer of either of SCE, Incorporated or Sullivan, Long & Hagerty, Inc.;

         (c) The principal occupation of William J. Long is serving as the President and Chief Executive Officer of the Issuer and the address for the Issuer is 100 Union Hill Drive, Suite 100, Birmingham, Alabama 35202;

         RUTH P. CANTERBURY

         (a) Information is hereby provided with respect to Ruth P. Canterbury, who is a Vice President and Director of each of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (b) Ms. Canterbury's address is 801 Fifth Avenue North, Birmingham, Alabama 35203;

         (c) The principal occupation of Ms. Canterbury is serving in the position of Vice President of each of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc. Each of SCE, Incorporated and Sullivan, Long &

               Hagerty, Inc. are principally involved in the general construction business and the address of such corporations is 801 5th Avenue North, Birmingham, Alabama 35203;

         (d) Ruth P. Canterbury has not been, during the past five years, convicted in a criminal proceeding.

         (e) Ruth P. Canterbury has not been, during the past five years, a party to a civil proceeding as a result of which proceeding she was enjoined from future violations of, or prohibited or required to undertake certain activities with respect to, federal or state securities laws, or finding any violations with respect to such laws;

         (f)   Ruth P. Canterbury is a citizen of the United States of America.

         FRANK M. HOGAN

         (a) Information is hereby provided with respect to Frank M. Hogan, who is President and a Director of SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.;

         (c) The principal occupation of Frank M. Hogan is serving in the position of President of SCE, Incorporated. SCE, Incorporated is principally involved in the general construction business and the address of the corporation is 801 5th Avenue North, Birmingham, Alabama 35203;

         WILLIAM A. COBB, SR.

         Since the last report on Schedule 13D, William A. Cobb, Sr. has resigned from all positions with SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.

         HIRAM Y. MCKINNEY

         Since the last report on Schedule 13D, Hiram Y. McKinney has resigned from all positions with SCE, Incorporated and its parent corporation, Sullivan, Long & Hagerty, Inc.


ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER.

         (a) Ms. Canterbury directly owns 24 shares of the common stock of the Issuer.


ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER

         Pursuant to the Financial Assistance Agreement dated December 22, 1995 (the "Assistance Agreement") by and among SCE, Incorporated ("SCE"), Sullivan, Long & Hagerty, Inc. ("SLH") and Fidelity and Deposit Company of Maryland ("Fidelity"), a copy of which is attached hereto as Exhibit 1 and the terms of which are incorporated herein by this reference, each of SLH and SCE granted a security interest in all of their property, including the shares of the common stock of the Issuer owned by SLH and SCE, to Fidelity to secure the obligations of SLH and SCE to Fidelity pursuant to the Assistance Agreement and pursuant to an Agreement of Indemnity executed between SLH, SCE; and Fidelity on February 25, 1988. Pursuant to such Agreement of Indemnity, Fidelity executed certain performance bonds and labor and material payment bonds to secure the obligations of SLH and SCE under certain construction contracts. In the Assistance Agreement, SLH and SCE agree that they are financially unable to perform or complete the performance of such construction contracts, and request the financial assistance of Fidelity to meet their obligations under such construction contracts. Subject to the terms of the Assistance Agreement, Fidelity agreed to provide certain assistance to SLH and SCE.

         The Assistance Agreement also provides that "absent disposition, sale or liquidation of assets by prior means acceptable to [Fidelity], any and all assets other than the exempt assets of [SCE] and [SLH] shall be sold and liquidated as soon as possible following achievement of the completion goals established [and set forth in the Assistance Agreement.]" The common stock of the Issuer held by SCE and SLH was not listed as an exempt asset in the Assistance Agreement.

         SCE and SLH first received a copy of the Assistance Agreement, as executed by Fidelity, on March 1, 1996. Prior to such date, SCE and SLH had been unable to obtain a fully executed copy of the Assistance Agreement from Fidelity.

ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS.

         Attached hereto as Exhibit 2 are the written agreements of certain persons relating to the filing of this statement.

                                   SIGNATURE

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

DATE:  March 11, 1996

                                                   SCE, INCORPORATED


                                       By: /s/ RUTH P. CANTERBURY
                                           -------------------------------------
                                               Ruth P. Canterbury, Vice
                                               President

         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

DATE:  March 11, 1996

                                              SULLIVAN, LONG & HAGERTY, INC.


                                       By: /s/ RUTH P. CANTERBURY
                                           -------------------------------------
                                               Ruth P. Canterbury, Vice
                                               President


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

DATE:  March 11, 1996


                                       By: /s/ CHARLES A. LONG, JR.
                                          --------------------------------------
                                                    Charles A. Long, Jr.


         After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


DATE:  March 11, 1996



                                       By: /s/  WILLIAM J. LONG
                                           -------------------------------------
                                                      William J. Long